INVESCO FLOATING RATE FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER:        811-09913
SERIES NO.:         6

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                         $    12,246
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class C                         $     6,085
              Class R                         $        45
              Class Y                         $     4,851
              Class R5                        $       506
              Class R6                        $     1,156

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                         $    0.1938
          2   Dividends for a second class of open-end company shares (form
              nnn.nnnn)
              Class C                         $    0.1736
              Class R                         $    0.1846
              Class Y                         $    0.2032
              Class R5                        $    0.2047
              Class R6                        $    0.1805

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                              73,191
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class C                              38,707
              Class R                                 252
              Class Y                              32,486
              Class R5                              1,996
              Class R6                              6,596

74V.      1   Net asset value per share (to nearest cent)
              Class A                         $      7.94
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class C                         $      7.90
              Class R                         $      7.95
              Class Y                         $      7.92
              Class R5                        $      7.94
              Class R6                        $      7.94

INVESCO U.S. QUANTITATIVE CORE FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  02.28.2013
FILE NUMBER:        811-09913
SERIES NO.:         7

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                               $     2,405
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                               $        48
              Class C                               $       119
              Class R                               $         9
              Class Y                               $        68
              Investor Class                        $       774
              Class R5                              $       186

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                               $    0.1096
          2   Dividends for a second class of open-end company shares (form
              nnn.nnnn)
              Class B                               $    0.0266
              Class C                               $    0.0266
              Class R                               $    0.0775
              Class Y                               $    0.1398
              Investor Class                        $    0.1096
              Class R5                              $    0.1472

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                    21,180
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                     1,621
              Class C                                     4,189
              Class R                                        34
              Class Y                                       466
              Investor Class                              6,895
              Class R5                                    1,249

74V.      1   Net asset value per share (to nearest cent)
              Class A                               $      9.12
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                               $      9.03
              Class C                               $      9.02
              Class R                               $      9.09
              Class Y                               $      9.15
              Investor Class                        $      9.15
              Institutional Class                   $      9.15

INVESCO GLOBAL REAL ESTATE INCOME FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER:        811-05686
SERIES NO.:         10

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                         $    14,819
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                         $        58
              Class C                         $     1,806
              Class Y                         $     5,817
              Class R5                        $     1,048
              Class R6                        $       223

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                         $    0.3388
          2   Dividends for a second class of open-end company shares (form
              nnn.nnnn)
              Class B                         $    0.3043
              Class C                         $    0.3043
              Class Y                         $    0.3493
              Class R5                        $    0.3502
              Class R6                        $    0.2450

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                              58,077
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                 212
              Class C                               8,500
              Class Y                              26,065
              Class R5                              3,059
              Class R6                                981

74V.      1   Net asset value per share (to nearest cent)
              Class A                         $      9.23
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                         $      9.21
              Class C                         $      9.21
              Class Y                         $      9.21
              Class R5                        $      9.22
              Class R6                        $      9.22

INVESCO CORE PLUS BOND FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER:        811-09913
SERIES NO.:         11

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                         $     4,994
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                         $       263
              Class C                         $       471
              Class R                         $        49
              Class Y                         $       106
              Class R5                        $       455
              Class R6                        $     2,505

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                         $    0.1718
          2   Dividends for a second class of open-end company shares (form
              nnn.nnnn)
              Class B                         $    0.1305
              Class C                         $    0.1306
              Class R                         $    0.1581
              Class Y                         $    0.1856
              Class R5                        $    0.1856
              Class R6                        $    0.1606

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                              30,857
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                               1,923
              Class C                               3,781
              Class R                                 323
              Class Y                                 540
              Class R5                                291
              Class R6                             16,230

74V.      1   Net asset value per share (to nearest cent)
              Class A                         $     10.94
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                         $     10.94
              Class C                         $     10.94
              Class R                         $     10.94
              Class Y                         $     10.94
              Class R5                        $     10.93
              Class R6                        $     10.93

INVESCO GROWTH & INCOME FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER:        811-09913
SERIES NO.:         12

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                                $  41,070
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                                $   1,157
              Class C                                $   1,544
              Class R                                $   1,259
              Class Y                                $  16,666
              Class R5                               $   7,056
              Class R6                               $     568

73A.          Payments per share outstanding during the entire current period: (form
              nnn.nnnn)
          1   Dividends from net investment income
              Class A                                $  0.2029
          2   Dividends for a second class of open-end company shares (form
              nnn.nnnn)
              Class B                                $  0.2015
              Class C                                $  0.1265
              Class R                                $  0.1772
              Class Y                                $  0.2289
              Class R5                               $  0.2439
              Class R6                               $  0.1590

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                  196,029
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                    5,037
              Class C                                   11,882
              Class R                                    6,944
              Class Y                                   72,451
              Class R5                                  26,948
              Class R6                                   4,646

74V.      1   Net asset value per share (to nearest cent)
              Class A                                $   22.69
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                $   22.53
              Class C                                $   22.47
              Class R                                $   22.69
              Class Y                                $   22.71
              Class R5                               $   22.73
              Class R6                               $   22.74

INVESCO EQUALLY-WEIGHTED S&P 500 FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER:        811-09913
SERIES NO.:         13

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                               $  11,160
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                               $     255
              Class C                               $     631
              Class R                               $     152
              Class Y                               $   5,411
              Class R6                              $       -

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                               $  0.5081
          2   Dividends for a second class of open-end company shares (form
              nnn.nnnn)
              Class B                               $  0.2451
              Class C                               $  0.2451
              Class R                               $  0.4228
              Class Y                               $  0.5895
              Class R6                              $  0.5929

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                  23,196
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                     841
              Class C                                   2,756
              Class R                                     464
              Class Y                                  10,238
              Class R6 (Actual)                        286.26

74V.      1   Net asset value per share (to nearest cent)
              Class A                               $   36.36
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                               $   36.44
              Class C                               $   35.30
              Class R                               $   36.30
              Class Y                               $   36.59
              Class R6                              $   36.60

INVESCO CALIFORNIA TAX-FREE INCOME FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER:        811-09913
SERIES NO.:         14

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                                $   3,377
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                                $   3,977
              Class C                                $     409
              Class Y                                $     526

73A.          Payments per share outstanding during the entire current period: (form
              nnn.nnnn)
          1   Dividends from net investment income
              Class A                                $  0.2421
          2   Dividends for a second class of open-end company shares (form
              nnn.nnnn)
              Class B                                $  0.2120
              Class C                                $  0.2120
              Class Y                                $  0.2577

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                   15,539
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                   14,806
              Class C                                    1,985
              Class Y                                    2,082

74V.      1   Net asset value per share (to nearest cent)
              Class A                                $   12.39
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                $   12.47
              Class C                                $   12.46
              Class Y                                $   12.43

INVESCO EQUITY AND INCOME                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER:        811-09913
SERIES NO.:         17

72DD.    1   Total income dividends for which record date passed during the period.
             (000's Omitted)
             Class A                             $  102,237
         2   Dividends for a second class of open-end company shares (000's
             Omitted)
             Class B                             $    6,534
             Class C                             $   10,694
             Class R                             $    2,049
             Class Y                             $    5,931
             Class R5                            $    3,203
             Class R6                            $      505

73A.         Payments per share outstanding during the entire current period:
             (form nnn.nnnn)
         1   Dividends from net investment income
             Class A                             $   0.1194
         2   Dividends for a second class of open-end company shares
             (form nnn.nnnn)
             Class B                             $   0.0836
             Class C                             $   0.0845
             Class R                             $   0.1085
             Class Y                             $   0.1309
             Class R5                            $   0.1337
             Class R6                            $   0.0838

74U.     1   Number of shares outstanding (000's Omitted)
             Class A                                839,208
         2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                                 69,393
             Class C                                122,711
             Class R                                 18,141
             Class Y                                 39,665
             Class R5                                22,848
             Class R6                                 5,941

74V.     1   Net asset value per share (to nearest cent)
             Class A                             $     9.76
         2   Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                             $     9.57
             Class C                             $     9.61
             Class R                             $     9.80
             Class Y                             $     9.77
             Class R5                            $     9.77
             Class R6                            $     9.77

INVESCO S&P 500 INDEX FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER:        811-09913
SERIES NO.:         21

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                           $   7,762
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                           $     195
              Class C                           $     920
              Class Y                           $     331

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                           $  0.2948
          2   Dividends for a second class of open-end company shares
              (form nnn.nnnn)
              Class B                           $  0.1766
              Class C                           $  0.1765
              Class Y                           $  0.3326

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                              26,431
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                 906
              Class C                               5,281
              Class Y                               1,064

74V.      1   Net asset value per share (to nearest cent)
              Class A                           $   16.27
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                           $   16.00
              Class C                           $   15.82
              Class Y                           $   16.43

INVESCO AMERICAN FRANCHISE FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER:        811-09913
SERIES NO.:         22

72DD.     1   Total income dividends for which record date passed during the period.
              (000's Omitted)
              Class A                             $      991
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                             $       55
              Class Y                             $      259
              Class R5                            $      635
              Class R6                            $      531

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                             $   0.0027
          2   Dividends for a second class of open-end company shares (form
              nnn.nnnn)
              Class B                             $   0.0027
              Class Y                             $   0.0355
              Class R5                            $   0.0500
              Class R6                            $   0.0500

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                356,813
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                 18,605
              Class C                                 19,085
              Class R                                  1,403
              Class Y                                  6,389
              Class R5                                12,787
              Class R6                                 5,500

74V.      1   Net asset value per share (to nearest cent)
              Class A                             $    13.11
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                             $    12.82
              Class C                             $    12.73
              Class R                             $    13.05
              Class Y                             $    13.19
              Class R5                            $    13.16
              Class R6                            $    13.16

INVESCO PENNSYLVANIA TAX FREE INCOME                           SUB-ITEM 77Q3
FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER:        811-09913
SERIES NO.:         25

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                           $   2,692
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                           $      46
              Class C                           $     186
              Class Y                           $      40

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                           $  0.3366
          2   Dividends for a second class of open-end company shares
              (form nnn.nnnn)
              Class B                           $  0.3372
              Class C                           $  0.2729
              Class Y                           $  0.3582

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                               7,991
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                 124
              Class C                                 714
              Class Y                                 141

74V.      1   Net asset value per share (to nearest cent)
              Class A                           $   17.12
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                           $   17.15
              Class C                           $   17.14
              Class Y                           $   17.13

INVESCO SMALL CAP DISCOVERY FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER:        811-09913
SERIES NO.:         26

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                        48,923
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                         1,279
              Class C                                         5,091
              Class Y                                        18,614
              Class R5                                          264
              Class R6                                            1

74V.      1   Net asset value per share (to nearest cent)
              Class A                                     $   10.73
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                     $    9.89
              Class C                                     $    9.56
              Class Y                                     $   10.98
              Class R5                                    $   10.99
              Class R6                                    $   10.99